Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 06/30/98
          File No. 811-5829
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                7,518,276
                       WITHHELD             157,040

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                7,519,046
                       WITHHELD             156,270

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                7,518,159
                       WITHHELD             157,157

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                7,519,986
                       WITHHELD             155,330


























          Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 06/30/98
          File No. 811-5829
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                7,518,420
                       WITHHELD             156,896

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                7,521,450
                       WITHHELD             153,866

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                7,516,915
                       WITHHELD             158,401

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                7,519,986
                       WITHHELD             155,330

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                7,514,096
                       WITHHELD             161,220


























          Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 06/30/98
          File No. 811-5829
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                7,495,352
                       AGAINST               24,454
                       ABSTAIN              155,510

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                7,068,301
                       AGAINST              607,015

          Item 4:   New Sub-Advisory Agreement

                       Vote             Number
                       ----             -----------
                       FOR                7,016,263
                       AGAINST              659,053

          Item 6:   New Rule 12b-1 Distribution Plan

                    Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                2,055,227
                       AGAINST              140,121

                    Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                   71,744
                       AGAINST                1,019


          Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 06/30/98
          File No. 811-5829
          Page 4

          Item 7:  New Investment Management Agreement

                       Vote             Number












                       ----             -----------
                       FOR                6,417,230
                       AGAINST            1,273,216